  As filed with the Securities and Exchange Commission on September 8, 1999.

                                                      Registration No. 333-23313

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--------------------------------------------------------------------------------


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                            -------------------------


                       ARDIS TELECOM & TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)




                DELAWARE                                         75-2801677
    (State or other jurisdiction of                           (I.R.S. Employer
     incorporation or organization)                          Identification No.)

      8100 JETSTAR DRIVE, SUITE 100
              IRVING, TEXAS                                         75063
(Address of Principal Executive Offices)                          (Zip Code)


                            -------------------------

                        ARDIS TELCOM & TECHNOLOGIES, INC.
                            AMENDED STOCK OPTION PLAN
                            (Full title of the plan)

                            -------------------------




            ROGER D. BRYANT                                    COPY TO:
 PRESIDENT AND CHIEF EXECUTIVE OFFICER                  WILLIAM L. RIVERS, ESQ.
  ARDIS TELECOM & TECHNOLOGIES, INC.                      ARTER & HADDEN LLP
     8100 JETSTAR DRIVE, SUITE 100                     1717 MAIN ST., SUITE 4100
          IRVING, TEXAS 75063                          DALLAS, TEXAS 75201-4605
         (Name and address of                               (214) 761-2100
          agent for service)


                                 (972) 929-1920
                               (Telephone number,
                              including area code,
                              of agent for service)

                            -------------------------

                         CALCULATION OF REGISTRATION FEE

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
                              Amount to be                                Proposed Maximum
Title of Securities to         Registered          Proposed Maximum      Aggregate Offering         Amount of
    be registered                                 Offering Price Per           Price             Registration Fee
                                                        Share
----------------------    ---------------------   -------------------   ---------------------   -------------------
     Common Stock,
  par value $.001 (1)             (1)                    (1)                    (1)                    (1)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


         (1) No additional securities are to be registered. Registration fees were paid upon the filing of the original Registration Statement on Form S-8 (No. 333-23313). Therefore, no further registration fee is required.


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--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

         This Post-Effective Amendment No. 1 to that certain Registration Statement on Form S-8 (Registration No. 333-23313) (the "Registration Statement") is being filed pursuant to Rule 414 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), by ARDIS Telecom & Technologies, Inc., a Delaware corporation (the "Registrant"), as successor in interest to Canmax, Inc., a Wyoming corporation ("Canmax") following a statutory merger (the "Merger") effective February 1, 1999, for the purpose of changing Canmax's state of incorporation. Prior to the Merger, the Registrant had no assets or liabilities other than nominal assets or liabilities. In connection with the Merger, the Registrant succeeded by operation of law to all of the assets and liabilities of Canmax.

         The Merger was approved by the stockholders of Canmax at a Special Meeting of Stockholders held on December 7, 1998 for which proxies were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         In accordance with paragraph (d) of Rule 414 of the Securities Act, except as modified by this Post-Effective Amendment No. 1, the Registrant expressly adopts the Registration Statement as its own registration statement for all purposes of the Securities Act and the Exchange Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.       INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents and information filed by the Registrant (or by Canmax prior to the Merger) with the Securities and Exchange Commission (the "Commission") are hereby incorporated by reference:

         (a) our Annual Report on Form 10-K, as amended by Amendment No. 1 on Form 10-K/A, filed with the Commission for the fiscal year ended October 31, 1998;

         (b) our Quarterly Reports on Form 10-Q filed with the Commission for the quarters ended January 31, 1999 and April 30, 1999;

         (c)      our Current Report on Form 8-K dated December 7, 1998; and

         (d) all documents filed by the Registrant with the Commission pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, subsequent to the date of this Registration Statement shall be deemed to be incorporated herein by reference and to be a part hereof from the date of filing of such documents until such time as there shall have been filed a post-effective amendment that indicates that all securities offered under the Registration Statement have been sold or that deregisters all securities remaining unsold at the time of the amendment.

         Any statement contained herein or in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that the statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, or in any document forming any part of the
Section 10(a) Prospectus to be delivered to participants in connection with, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.       DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.       INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6.       INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's Certificate of Incorporation provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the Delaware General Corporation Law ("DGCL").

         Section 145 of the DGCL permits a corporation, under specified circumstances, to indemnify its directors, officers, employees or agents against expenses (including attorneys' fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties by reason of the fact that they were or are directors, officers, employees or agents, acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. In a derivative action (I.E., one by or in the right of the corporation), indemnification may be made only for expenses actually and reasonably incurred by directors, officers, employees or agents in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they shall have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such persons have been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine upon application that the defendant directors, officers, employees or agents are fairly and reasonably entitled to indemnity for such expenses, despite such adjudication of liability.

         Section 102(b)(7) of the DGCL permits a corporation organized under Delaware law to eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director subject to certain limitations. The Registrant's Certificate of Incorporation includes the following provision:

                  No director of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director of the Corporation, PROVIDED, HOWEVER, that the foregoing is not intended to eliminate or limit the liability of a director of the Corporation for (i)
        any breach of a director's duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 174 of the Delaware General Corporation Law, or
        (iv) for any transaction from which the director derived an improper personal benefit. No amendment or repeal of this Article NINTH shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

         The Registrant's Bylaws further provide for the indemnification of, and advancement of expenses to, its officers and directors in certain circumstances.

ITEM 7.       EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8.       EXHIBITS.

         (a)  Exhibits.


                 Exhibit            Description
                 -------            -------------------------------------------

                   4.1              Certificate of Incorporation of the
                                    Registrant (incorporated by reference from
                                    Exhibit 3.3 to Canmax's Annual Report on
                                    Form 10-K for the year ended October 31,
                                    1998) (the "1998 10-K")

                   4.2 Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to the 1998 10-K)

                   4.3 Agreement and Plan of Merger dated as of February 1, 1999 between Canmax and the
                                    Registrant (incorporated by reference to
                                    Exhibit 2.1 to the Registrant's Quarterly
                                    Report on Form 10-Q for the quarter ended
                                    April 30, 1999)

                   5.1 Opinion of Arter & Hadden LLP, as to the validly of the shares of Common Stock offered hereby (including shares of Common
                                    Stock issuable upon exercise of stock
                                    options) (filed herewith)

                  23.1 Consent of Arter & Hadden LLP (included as part of Exhibit 5.1)

                  23.2 Consent of King, Griffin & Adamson P.C., independent auditors (filed herewith)

                  23.3              Consent of Ernst & Young LLP (filed
                                    herewith)


ITEM 9.       UNDERTAKINGS.

         A.       The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Act; (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that clauses (i) and (ii) do not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         C. Insofar as indemnification for liabilities arising under the Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving, Texas, on September 8, 1999.

                                    ARDIS TELECOM & TECHNOLOGIES, INC.



                                    By:  /S/ Roger D. Bryant
                                         -----------------------------
                                         Roger D. Bryant
                                         President and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons and in the capacities indicated on September 8, 1999.


Signatures                     Titles
------------------------------ ------------------------------------------------


/s/ Roger D. Bryant            President, Chief Executive Officer and Director
------------------------------ (PRINCIPAL EXECUTIVE OFFICER)
Roger D. Bryant


/s/ Debra L. Burgess           Chief Operating Officer, Chief Financial Officer,
------------------------------ Executive Vice President and Director
Debra L. Burgess               (PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER)



/s/ Nick DeMare                Director
------------------------------
Nick DeMare


/s/Robert M. Fidler            Director
------------------------------
Robert M. Fidler


/s/ Thomas Rinehart            Director
------------------------------
Thomas Rinehart

                                INDEX TO EXHIBITS


                 Exhibit                  Description
                 -------            -------------------------------------------

                   4.1              Certificate of Incorporation of the
                                    Registrant (incorporated by reference from
                                    Exhibit 3.3 to Canmax's Annual Report on
                                    Form 10-K for the year ended October 31,
                                    1998) (the "1998 10-K")

                   4.2 Bylaws of the Registrant (incorporated by reference from Exhibit 3.2 to the 1998 10-K)

                   4.3 Agreement and Plan of Merger dated as of February 1, 1999 between Canmax and the
                                    Registrant (incorporated by reference to
                                    Exhibit 2.1 to the Registrant's Quarterly
                                    Report on Form 10-Q for the quarter ended
                                    April 30, 1999)

                   5.1 Opinion of Arter & Hadden LLP, as to the validly of the shares of Common Stock offered hereby (including shares of Common
                                    Stock issuable upon exercise of stock
                                    options) (filed herewith)

                  23.1 Consent of Arter & Hadden LLP (included as part of Exhibit 5.1)

                  23.2 Consent of King, Griffin & Adamson P.C., independent auditors (filed herewith)

                  23.3              Consent of Ernst & Young LLP (filed
                                    herewith)
